UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North Creek Parkway Bothell, Washington	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 686-1500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2015, OncoGenex Pharmaceuticals, Inc. (the “Company”) and Lincoln Park Capital Fund, LLC (“LPC”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company has the right to sell to LPC up to $18,000,000 in shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to certain limitations and conditions set forth in the Purchase Agreement (the “Registered Offering”).

Pursuant to the Purchase Agreement, upon the satisfaction of all of the conditions to the Company’s right to commence sales under the Purchase Agreement, LPC shall initially purchase $2,000,000 of the Company’s Series A-1 Units (the “Series A-1 Units”), with each Series A-1 Unit consisting of (a) one share of Common Stock and (b) one warrant to purchase one-quarter (1/4) of a share of Common Stock at an exercise price of $2.40 per share (each, a “Series A-1 Warrant”). Each Series A-1 Warrant is exercisable six months following the issuance date until the date that is five years and six months after the issuance date and is subject to customary adjustments. The Series A-1 Warrants are issuable only as part of the Series A-1 Units in the initial purchase of $2,000,000 and no warrants shall be issued in connection with any other purchases of Common Stock under the Purchase Agreement.

After the initial purchase, as often as every business day over the 24-month term of the Purchase Agreement, and up to an aggregate amount of an additional $16,000,000 (subject to certain limitations) of shares of Common Stock, the Company has the right, from time to time, at its sole discretion and subject to certain conditions to direct LPC to purchase up to 125,000 shares of Common Stock with such amounts increasing as the closing sale price of the Company’s Common Stock as reported on The NASDAQ Capital Market increases. The purchase price of shares of Common Stock pursuant to the Purchase Agreement will be based on prevailing market prices of Common Stock at the time of sales without any fixed discount, and the Company will control the timing and amount of any sales of Common Stock to LPC. In addition, the Company may direct LPC to purchase additional amounts as accelerated purchases if on the date of a regular purchase the closing sale price of the Common Stock is not below $1.50 per share. As consideration for entering into the Purchase Agreement, the Company has agreed to issue to LPC 126,582 shares of Common Stock. The Company will not receive any cash proceeds from the issuance of these shares. LPC has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s shares of Common Stock.

The Registered Offering was made pursuant to the Company’s registration statement on Form S-3 (SEC File No. 333-184829) (the “Registration Statement”), which was declared effective by the SEC on November 30, 2012, and pursuant to a prospectus supplement dated April 30, 2015.

The initial purchase is expected to close on April 30, 2015. No discounts are payable in connection with the Registered Offering, and the Company expects to use the proceeds from the Registered Offering to advance its proprietary product candidates custirsen and apatorsen as well as for general corporate purposes. The Company may also potentially use a portion of the net proceeds to advance its pre-clinical product candidates or to in-license or acquire additional clinical or pre-clinical assets.

In connection with the Registered Offering, the Company engaged Academy Securities, Inc., a registered broker-dealer and FINRA member (“Academy”) as a placement agent. Academy will receive $10,000 as compensation in connection with its services in connection herewith, upon receipt of written confirmation from the Financial Industry Regulatory Authority, Inc. (“FINRA”), to the effect that FINRA’s Corporate Finance Department has determined not to raise any objection with respect to the fairness or reasonableness of the terms of the Purchase Agreement or the transactions contemplated thereby. The Company also agreed to reimburse Academy for reasonable out of pocket expenses incurred in connection with its services up to an aggregate of $5,000.

A copy of the Placement Agency Letter Agreement with Academy, the Purchase Agreement and the Form of Series A-1 Warrant are attached hereto as Exhibits 1.1, 10.1 and 4.1, respectively, and are incorporated herein by reference.

The Company is filing the opinion of its counsel, Fenwick & West LLP, regarding the validity of the shares of Common Stock issued pursuant to the Purchase Agreement and upon the exercise of Series A-1 Warrants, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Item 2.01	Termination of a Material Definitive Agreement.

On June 18, 2013, the Company entered into a Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”) to sell shares of the Company’s common stock, par value $0.001 per share, having aggregate sales proceeds of $25,000,000, from time to time, through an “at the market” equity offering program (the “ATM Offering”) under which MLV acted as sales agent. A description of the Sales Agreement was included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2013.

On April 27, 2015, the Company and MLV terminated the ATM Offering. The Company was not subject to any termination penalties related to termination of the Sales Agreement.

Item 8.01	Other Events.

On April 30, 2015, the Company issued a press release titled “OncoGenex Announces Share Purchase Agreement with Lincoln Park Capital Fund, LLC.” A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Placement Agent Letter Agreement, dated as of April 28, 2015, by and between the Company and Academy Securities, Inc.

4.1	Form of Series A-1 Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Purchase Agreement, dated as of April 30, 2015, by and between OncoGenex Pharmaceuticals, Inc. and Lincoln Park Capital Fund, LLC.

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

99.1	Press release of OncoGenex Pharmaceuticals, Inc. issued April 30, 2015.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s intention to conduct an offering of securities, the use and adequacy of its cash resources and its clinical trial developments. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among others, the ability to manage successfully and complete the proposed offering of securities, the success of the Company’s clinical trial activities, the general economic and market conditions and the factors set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the prospectus supplement related to the sale of securities pursuant to the Purchase Agreement. The Company undertakes no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: April 30, 2015	/s/ John Bencich
John Bencich Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Letter Agreement, dated as of April 28, 2015, by and between the Company and Academy Securities, Inc.

4.1	Form of Series A-1 Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Purchase Agreement, dated as of April 30, 2015, by and between OncoGenex Pharmaceuticals, Inc. and Lincoln Park Capital Fund, LLC.

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

99.1	Press release of OncoGenex Pharmaceuticals, Inc. issued April 30, 2015.